                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

  [_] Preliminary Proxy Statement                              [_] Confidential, for Use of the Commission Only (as
                                                                   permitted by Rule 14a-6(e)(2))
  [_] Definitive Proxy Statement

  [X] Definitive Additional Materials

  [_] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                       Frank Russell Investment Company
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5)  Total fees paid:

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
  (3)  Filing Party:

--------------------------------------------------------------------------------
  (4)  Date Filed:

--------------------------------------------------------------------------------

                      Reference to Proxy Voting on Website

                        FRANK RUSSELL INVESTMENT COMPANY

Shareholders in Frank Russell Investment Company Funds will be receiving proxy solicitations on or after July 18. Voting can be done by mail, online, via telephone, or facsimile by following the instructions described on the enclosed proxy card(s).

If you are a shareholder, please review the proxy materials mailed to you for specific information about the proposals. For additional information, you may contact D.F. King & Co, Frank Russell Investment Company's designated information agent, at 1-800-628-8510.